File No. 2-84012
                                                     811-3752
                                                 Rule 14(c)-5


October 12, 1998


VIA EDGAR

Filing Desk Stop 1-4
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549-1004

            Re:  The Managers Funds
                (File Nos. 2-84012 and 811-3752)
                 Preliminary Information Statement
                 ----------------------------------

Commissioners:

      On behalf of The Managers Funds, a Massachusetts business trust (the "Trust") registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), enclosed for filing in accordance with Rule 14(c)-5 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a preliminary information statement prepared for Managers Income Equity Fund and Managers International Equity Fund (the "Funds"), each a series of the Trust. This information statement has been prepared in accordance with a Securities and Exchange Commission exemptive order received by the Trust (Investment Company Release No. 21412, Oct. 11, 1995) which permits the Trust's manager to hire new sub-advisers or to make changes to existing sub-advisory agreements with the approval of the Trust's Trustees, but without shareholder approval. Enclosed please find an information statement and cover letter for the Funds.

       The information statement describes new sub-advisory agreements between The Managers Funds, L.P., the investment manager for the Trust, and one of the current sub-advisers for each of the Funds, Scudder Kemper Investments, Inc. In both cases, the new agreements were necessary because of a change in the ownership structure of the majority owner of the sub-adviser for each of the Funds which could be considered to result in an "assignment" of the previous agreements.

     No filing fees are included in connection with this filing.

      The Trust intends to mail definitive copies of this information statement on or about October 22, 1998. Please direct questions or comments regarding this filing to Judith L. Shandling, Esq. of Swidler Berlin Shereff Friedman, LLP at (212) 891-9459.

                           Sincerely,
                           /s/Donald S. Rumery
                           Donald S. Rumery
                           Secretary

cc:  Judith L. Shandling, Esq.

                   SCHEDULE 14C INFORMATION

     Information Statement Pursuant to Section 14(c) of the
                 Securities Exchange Act of 1934
                       (Amendment No.   )



Check the appropriate box:

[ X ]     Preliminary Information Statement
[   ]     Confidential, for Use of the Commission Only (as
          permitted by Rule 14c-5(d)(2))
[   ]     Definitive Information Statement


     _____________The Managers Funds______________
     (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[   ]     $125 per Exchange Act Rules 0-11(c)(1)(ii),
          or 14c-5(g).
[   ]     Fee computed on table below per Exchange Act
          Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

          _________________________________________________

     2) Aggregate number of securities to which transaction applies:

          __________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          __________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          _________________________________________________

     5)   Total fee paid:

     ______________________________________________________

[   ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     ______________________________________________________

     2)   Form, Schedule or Registration Statement No.:

     ______________________________________________________

     3)   Filing Party:

     _______________________________________________________

     4)   Date Filed:

     _______________________________________________________

[X]  Filing fee no longer applicable.

                      [The Managers Funds Logo]


October 1998


Dear Shareholder of The Managers Funds:

The enclosed information statement details a recent merger transaction involving the majority owner of one of the current sub-advisers of both Managers Income Equity Fund and Managers International Equity Fund. Zurich Insurance Company ("Zurich") is the majority owner of Scudder Kemper Investments, Inc. ("Scudder Kemper"), a sub-adviser for Managers Income Equity and Managers International Equity Funds. On September 7, 1998, Zurich entered into a transaction with B.A.T Industries p.l.c ("BAT"), in which Zurich merged with the financial services business of BAT. Pursuant to the terms of the merger agreement, the financial businesses of the two companies will be combined under a holding company called, Zurich Financial Services. Under federal securities regulations, this transaction represents a "change in control" of Zurich, and ultimately Scudder Kemper, and requires the approval of new sub-advisory agreements by the Trustees of The Managers Funds. The Board of Trustees approved the new agreements at a meeting on September 14, 1998.

This change in ownership is not expected to impact either the investment process or the day-to-day operations of Scudder Kemper. Furthermore, there have been no changes in the senior investment personnel of Scudder Kemper who are responsible for managing Managers Income Equity Fund or Managers International Equity Fund as a result of the transaction.

As   a   matter  of  regulatory  compliance,  we  send  you  this
information statement which describes the management structure of the Fund, and the details of the new ownership structure of the majority owner of Scudder Kemper, as well as the terms of the sub-advisory agreements which your Trustees have approved.

Please feel free to call us at (800) 835-3879 should you have any questions on the enclosed information statement. We thank you for your continued interest in The Managers Funds.

Sincerely,
/s/Robert P. Watson
Robert P. Watson
President

                        PRELIMINARY COPY


                       THE MANAGERS FUNDS

                 Managers Income Equity Fund and
               Managers International Equity Fund

                       40 Richards Avenue
                   Norwalk, Connecticut  06854
                      ____________________

                      INFORMATION STATEMENT
                      ____________________

       This information statement is being provided to the shareholders of Managers Income Equity Fund and Managers International Equity Fund in lieu of a proxy statement, pursuant to the terms of an exemptive order the Trust has received from the Securities and Exchange Commission which permits the Trust's manager to hire new sub-advisers and to make changes to existing sub-advisory contracts with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      The majority owner of Scudder Kemper Investments, Inc., one of the sub-advisers of both Managers Income Equity Fund and Managers International Equity Fund, has agreed to bear the costs associated with preparing and distributing this information statement, which will be mailed on or about October 22, 1998.

The Trust

      Managers Income Equity Fund (the "Income Equity Fund") and Managers International Equity Fund (the "International Equity Fund") are each investment portfolios of The Managers Funds, a Massachusetts business trust (the "Trust"). The Trust has entered into an investment management agreement with The Managers Funds, L.P. (the "Manager"), dated August 17, 1990 (the "Management Agreement"). Under the Management Agreement, it is the responsibility of the Manager to select, subject to review and approval by the Trustees, one or more sub-advisers (the "Sub-Advisers") to manage the portfolio of each investment portfolio of the Trust (each a "Fund"), to review and monitor the performance of these Sub-Advisers on an ongoing basis, and to recommend changes in the roster of Sub-Advisers to the Trustees as appropriate. The Manager is responsible for allocating the Fund's assets among the Sub-Advisers for each Fund that has more than one Sub-Adviser. The portion of a Fund's assets managed by a Sub-Adviser may be adjusted from time to time in the sole discretion of the Manager, and it is possible that an approved Sub-Adviser may not manage any portion of the Fund's assets. The Manager is also responsible for conducting all business operations of the Trust, except those operations contracted to the custodian or transfer agent. As compensation for its services, the Manager receives a fee from each Fund, out of which the Manager renders all fees payable to the Sub-Advisers of that Fund. The Funds, therefore, pay no fees to the Sub-Advisers.

      The Manager recommends Sub-Advisers for the Funds to the Trustees based upon its continuing quantitative and qualitative evaluation of the Sub-Advisers' skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Manager does not expect to recommend frequent changes of Sub-Advisers.

      The Sub-Advisers do not provide any services to the Funds except portfolio investment management and related record-keeping services. However, in accordance with procedures adopted by the Trustees, a Sub-Adviser, or its affiliated broker-dealer, may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder.

The Sub-Advisory Agreement

      Scudder Kemper Investments, Inc. ("Scudder Kemper") (or its predecessor) has served as one of the Sub-Advisers to Managers Income Equity Fund since August 1991, and as one of the Sub-Advisers to Managers International Equity Fund since December 1989, pursuant to Sub-Advisory Agreements dated July 23, 1991 and November 29, 1989, respectively. Both Sub-Advisory Agreements were subsequently amended on September 8, 1997 (the "Previous Agreements"). Chartwell Investment Partners, L.P. is a sub-adviser to a portion of the Income Equity Fund, and Lazard Asset Management Co. is a sub-adviser to a portion of the International Equity Fund. Each of the Previous Agreements provides for automatic termination of the Agreement in the event of its "assignment," as defined in the 1940 Act. Until September 7, 1998, Zurich Insurance Company ("Zurich") owned 69.5% of Scudder Kemper and was the majority owner of Scudder Kemper. On September 7, 1998, Zurich consummated a transaction with B.A.T Industries p.l.c., a U.K. company ("BAT"), in which Zurich merged with the financial services business of BAT (the "Transaction"). The resulting company, Zurich Financial Services, is approximately 57% owned by former Zurich shareholders (through a new holding company, Zurich Allied AG, a Swiss corporation) and approximately 43% owned by former BAT shareholders (through a new holding company, Allied Zurich, a U.K. corporation). This Transaction represents a change in ownership of Zurich, and ultimately Scudder Kemper, which could be considered a legal "assignment" of the Previous Agreements, and, as such, have the effect of terminating the Previous Agreements. At a meeting held on September 14, 1998, the Trustees, including a majority of the non-interested Trustees (those Trustees who are not parties to the New Agreements or interested persons of such parties), approved new Sub-Advisory Agreements with Scudder Kemper for each of the Funds (the "New Agreements"). During the period from September 7, 1998 (the date of the closing of the Transaction) to September 14, 1998 (the date of Board approval), Scudder Kemper continued to perform portfolio management services. For this period, Scudder Kemper received the lesser of fees that would have otherwise been payable during the period under the New Agreements or actual costs for providing services during the period. The Manager will accordingly adjust the portion of its fee from the Funds that it would otherwise have paid to Scudder Kemper.

     Under the respective Management Agreements, the Income Equity Fund and International Equity Fund each pay the Manager a fee equal to 0.75% and 0.90%, respectively, of each Funds' average daily net assets. From this amount, the Manager has paid (under the Previous Agreements) and will continue to pay (under the New Agreements) Scudder Kemper a fee of 0.35% and 0.50% of the average daily net assets under Scudder Kemper's management for the Income Equity Fund and International Equity Fund, respectively. For the fiscal year ended December 31, 1997, the Income Equity Fund and International Equity Fund paid the Manager $465,345 and $3,010,430, respectively, of which the Manager paid Scudder Kemper $120,096 and $833,362, respectively, for each of the Funds.

     Each of the New Agreements is attached to this information statement as Exhibit A.

Information on Scudder Kemper

     Following is a description of Scudder Kemper, which is based on information provided by Scudder Kemper. Scudder Kemper is not affiliated with the Manager.

SCUDDER KEMPER INVESTMENTS, INC.
345 Park Avenue
New York, New York  10154

       Scudder Kemper Investments, Inc. is a privately-held Delaware corporation which is owned by Zurich Financial Services and current and former employees of Scudder Kemper. Zurich Financial Services owns approximately 69.5% of Scudder Kemper and the aforementioned employees of Scudder Kemper approximately hold the remaining 30.5%. Zurich Financial Services, a Swiss holding company, is 57% owned by Zurich Allied AG and 43% owned by Allied Zurich p.l.c.

      Scudder Kemper, which resulted from the combination of the businesses of Scudder and Zurich Kemper, an indirect subsidiary of Zurich, in connection with the Scudder-Zurich transaction in 1997, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Zurich Kemper funds. As of June 30, 1998, Scudder Kemper has more than $200 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice.

       Founded in 1972, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies. Zurich Allied AG and Allied Zurich p.l.c were established as holding companies for the Transaction and are located at Mythenquai 2, 8002 Zurich, Switzerland and Windsor House, 50 Victoria Street, London, England, respectively. Zurich Financial Services is located at Mythenquai 2, 8002 Zurich, Switzerland.

      The name and principal occupation of the directors and principal executive officers of Scudder Kemper are set forth below.

Name                   Position                Address
----                   --------                -------
Edmond D. Villani      President & CEO         Scudder Kemper
Rolf Hueppi            Chairman                Zurich
Laurence W. Cheng      Director                Zurich
Markus Rohrbasser      Director                Zurich
Cornelia Small         Director                Scudder Kemper
Lynn S. Birdsong       Director                Scudder Kemper

Scudder Kemper acts as an investment adviser to other investment companies having similar objectives to the Income Equity Fund as follows:

                          Net Assets of
                          Other Funds, as           Annual
Other Funds               of 6/30/98                Fee Rate
-----------               ---------------           --------
Scudder Growth and
    Income Fund           $6,833,584,122        0.600% to $500
                                                million
                                                0.550%  next  $500
                                                million
                                                0.500%  next  $500
                                                million
                                                0.475%  next  $500
                                                million
                                                0.450%  next   $1
                                                billion
                                                0.425%  next  $1.5
                                                billion
                                                0.405% next $1.5
                                                billion
                                                0.3875% next $4
                                                billion
                                                0.370% over $10
                                                billion

Scudder Kemper acts as an investment adviser to other investment companies having similar objectives to the International Equity
Fund as follows:

                          Net Assets of
                          Other Funds, as          Annual
Other Funds               of 6/30/98               Fee Rate
-----------               ---------------          --------

Scudder International
     Fund                 $2,884,919,345       0.900% to $500
                                               million
                                               0.850% next $500
                                               million
                                               0.800% next $1
                                               billion
                                               0.750% next $1
                                               billion
                                               0.700% thereafter

Board of Trustees' Recommendation

      In connection with the Transaction, Scudder Kemper advised the Trust that the Transaction was not expected to result in any material change in the portfolio management of the Funds. Thus, the Transaction was not expected to result in any changes in the past investment approaches or styles of Scudder Kemper.

      In approving the New Agreements, the Trustees, at an in-person meeting held on September 14, 1998, considered a number of factors, including (i) the nature and quality of the services expected to be rendered by Scudder Kemper to each of the Funds;
(ii) the representations by Scudder Kemper to the Trustees regarding the terms of the Transaction, including Scudder Kemper's expectation that it will continue to operate with substantially similar senior investment personnel, that the same persons who had historically been responsible for the investment policies of Scudder Kemper will continue to direct the investment policies of Scudder Kemper, and that there will be no dilution in the scope and quality of the advisory services which have been provided to each of the Funds as a result of the Transaction;
(iii) that the fees payable by each of the Funds will not change as a result of the New Agreements; and (iv) the commitment of Zurich to pay or reimburse each of the Funds for the expenses incurred in connection with the preparation and distribution of this information statement.

ADDITIONAL INFORMATION

Other Matters

      The  Manager,  located  at  40  Richards  Avenue,  Norwalk,
Connecticut   06854,  serves  as  investment  manager,  principal
underwriter and Administrator of the Trust.

      To the knowledge of the Trust, as of October 6, 1998, no individual person beneficially owned more than 5% of each Fund's outstanding shares.

      As  of  June  30,  1998, Scudder Kemper is affiliated  with
Zurich Capital Markets, but has not paid any commissions to such broker relating to the funds.

      As of June 30, 1998, the Trustees and Officers of each of the Funds owned less than 1% of the outstanding shares of each Fund.

      The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.

     Copies of the most recent annual and semi-annual reports are available without charge. To obtain a copy, call or write the Manager, at 40 Richards Avenue, Norwalk, CT 06854, (800) 835-
3879.

                                        By Order of the Trustees,
                                        /s/Donald S. Rumery
                                        DONALD S. RUMERY
                                        Secretary



Dated: October 22, 1998


                                                        Exhibit A
                                                        ---------
                     SUB-ADVISORY AGREEMENT


Attention:     John Lamb
               Scudder Kemper Investments, Inc.


          RE:  Sub-Advisory Agreement


To whom it may concern:

The Managers Income Equity Fund (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds, L.P. (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-
to-day  management  and  administration  of  the  Fund  and   the
coordination  of  investment  of  the  Fund's  assets.   However,
pursuant  to  the  terms  of the Management  Agreement,  specific
portfolio   purchases  and  sales  for  the   Fund's   investment
portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Sub-Advisor. The Manager, being duly authorized, hereby appoints and employs Scudder Kemper Investments, Inc. ("Sub-Advisor") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Advisor (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Advisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2.  Portfolio Management Duties.

     (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Advisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies  and  restrictions as  stated  in  the  Fund's
     Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

     (b) The Sub-Advisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Advisor agrees that all records under the Act shall be the property of the Trust.

     (c) The Sub-Advisor shall provide the Trust's Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Advisor shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

     (d) The Sub-Advisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

     (e) The Sub-Advisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Sub-Advisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Advisor, and for the selection of the markets on or in which the transactions will be executed.

     (a) In doing so, the Sub-Advisor's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Advisor to solicit competitive bids for each transaction, and the Sub-Advisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Advisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Advisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as
     amended) made available by the broker to the Sub-Advisor viewed in terms of either that particular transaction or of the Sub-Advisor's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Advisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and
     (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (c) The Sub-Advisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Advisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Advisor with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisors.

4. Information Provided to the Manager and the Trust and to the Sub-Advisor

     (a) The Sub-Advisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Advisor will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

     (b) The Sub-Advisor agrees that it will notify the Manager and the Trust in the event that the Sub-Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Advisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

     (c) The Sub-Advisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Advisor's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Advisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Advisor acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

     (d) The Manager agrees to provide or cause to be provided to the Sub-Advisor on an ongoing basis, such information that is reasonably required by the Sub-Advisor for performance by the Sub-Advisor of its obligations under the Agreement, and the Sub-Advisor shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such required information and the Sub-Advisor relies on the information most recently furnished to the Sub-Advisor.

5. Compensation. The compensation of the Sub-Advisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Advisor, and the Sub-Advisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Sub-Advisor. The Manager acknowledges that the Sub-Advisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Advisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Advisor acts in good faith and provided further, that it is the Sub-Advisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Advisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services provided by it under this
Agreement.   The Sub-Advisor shall not be liable for any  act  or
omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Advisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Advisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Advisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Advisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on September 6, 1998 and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Advisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Advisor or (iii) by the Sub-Advisor at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.



                            THE MANAGERS FUNDS, L.P.
                            BY: EAIMC HOLDINGS CORP.
                            General Partner

                            BY:  /s/Robert P. Watson
                                 -----------------------------

                            Its: President
                                 -----------------------------

                            DATE:September 15, 1998
                                 -----------------------------
ACCEPTED:

BY:  /s/Lynn S. Birdsong
     ----------------------------------

Its: Managing Director
     ----------------------------------

DATE:September 11, 1998
     ----------------------------------


                            Acknowledged:
                            The Managers Funds

                            BY:  /s/Robert P. Watson
                                 -----------------------------

                            Its: President
                                 -----------------------------

                            DATE:September 15, 1998
                                 -----------------------------


SCHEDULES:                  A.  Fee Schedule.

                           SCHEDULE A
                         SUB-ADVISOR FEE
                        -----------------

For services provided to the Fund Account, The Managers Funds, L.P. will pay a base quarterly fee for each calendar quarter at an annual rate of 0.35% of average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily assets in the Fund Account during the calendar quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

                     SUB-ADVISORY AGREEMENT


Attention:     John Lamb
               Scudder Kemper Investments, Inc.


          RE:  Sub-Advisory Agreement


To whom it may concern:

The Managers International Equity Fund (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds, L.P. (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-
to-day  management  and  administration  of  the  Fund  and   the
coordination  of  investment  of  the  Fund's  assets.   However,
pursuant  to  the  terms  of the Management  Agreement,  specific
portfolio   purchases  and  sales  for  the   Fund's   investment
portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Sub-Advisor. The Manager, being duly authorized, hereby appoints and employs Scudder Kemper Investments, Inc. ("Sub-Advisor") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Advisor (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Advisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2.  Portfolio Management Duties.

     (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Advisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies  and  restrictions as  stated  in  the  Fund's
     Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

     (b) The Sub-Advisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Advisor agrees that all records under the Act shall be the property of the Trust.

     (c) The Sub-Advisor shall provide the Trust's Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Advisor shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

     (d) The Sub-Advisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

     (e) The Sub-Advisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Sub-Advisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Advisor, and for the selection of the markets on or in which the transactions will be executed.

     (a) In doing so, the Sub-Advisor's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Advisor to solicit competitive bids for each transaction, and the Sub-Advisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Advisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Advisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Advisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as
     amended) made available by the broker to the Sub-Advisor viewed in terms of either that particular transaction or of the Sub-Advisor's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Advisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Advisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and
     (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

     (c) The Sub-Advisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Advisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Advisor with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisors.

4. Information Provided to the Manager and the Trust and to the Sub-Advisor

     (a) The Sub-Advisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Advisor will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

     (b) The Sub-Advisor agrees that it will notify the Manager and the Trust in the event that the Sub-Advisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Advisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

     (c) The Sub-Advisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Advisor's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Advisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Advisor acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

     (d) The Manager agrees to provide or cause to be provided to the Sub-Advisor on an ongoing basis, such information that is reasonably required by the Sub-Advisor for performance by the Sub-Advisor of its obligations under the Agreement, and the Sub-Advisor shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such required information and the Sub-Advisor relies on the information most recently furnished to the Sub-Advisor.

5. Compensation. The compensation of the Sub-Advisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Advisor, and the Sub-Advisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Sub-Advisor. The Manager acknowledges that the Sub-Advisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Advisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Advisor acts in good faith and provided further, that it is the Sub-Advisor's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Advisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Sub-Advisor shall exercise its best judgment in rendering the services provided by it under this
Agreement.   The Sub-Advisor shall not be liable for any  act  or
omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Advisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Advisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Advisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-Advisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on September 6, 1998 and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Advisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Advisor or (iii) by the Sub-Advisor at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.



                            THE MANAGERS FUNDS, L.P.
                            BY: EAIMC HOLDINGS CORP.
                            General Partner

                            BY:  /s/Robert P. Watson
                                 -----------------------------

                            Its: President
                                 -----------------------------

                            DATE:September 15, 1998
                                 -----------------------------
ACCEPTED:

BY:  /s/Lynn S. Birdsong
     ----------------------------------

Its: Managing Director
     ----------------------------------

DATE:September 11, 1998
     ----------------------------------


                            Acknowledged:
                            The Managers Funds

                            BY:  /s/Robert P. Watson
                                 -----------------------------

                            Its: President
                                 -----------------------------

                            DATE:September 15, 1998
                                 -----------------------------


SCHEDULES:                  A.  Fee Schedule.

                           SCHEDULE A
                         SUB-ADVISOR FEE
                        -----------------


For services provided to the Fund Account, The Managers Funds, L.P. will pay a base quarterly fee for each calendar quarter at an annual rate of 0.50% of average net assets in the Fund Account during the quarter. Average assets shall be determined using the average daily assets in the Fund Account during the calendar quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.